Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2006 (the “Report”) of SBM Certificate Company (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Eric M. Westbury, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:

August 31, 2012

/s/ Eric M. Westbury

Eric M. Westbury

Chief Executive Officer

1

120503 SBMCC Form 10-K 2007